UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2024

SOLAREDGE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36894	20-5338862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 HaMada Street, Herziliya Pituach, Israel	4673335
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: 972 (9) 957-6620

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 435.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SEDG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§435.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture and Notes

On July 8, 2024, SolarEdge Technologies, Inc. (the “Company”) sold to Goldman Sachs & Co. LLC, as representative (the “Representative”) of the several initial purchasers (the “Initial Purchasers”), and the Initial Purchasers purchased from the Company, $37 million aggregate principal amount of the Company’s 2.250% Convertible Senior Notes due 2029 (the “Notes”). The Notes were sold pursuant to the Initial Purchasers’ exercise of the option granted by the Company to the Initial Purchasers to purchase additional Notes, solely to cover over-allotments, under the Purchase Agreement described in the Company's Form 8-K filed on June 28, 2024 (the "Prior 8-K"), which Form 8-K is incorporated herein by reference.

The Notes were offered in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), to the Initial Purchasers for initial resale to persons reasonably believed to be qualified institutional buyers pursuant to an exemption from registration provided by Rule 144A promulgated under the Securities Act. The offer and sale of the Notes and the Company’s common stock, par value $0.0001 per share (the “common stock”), issuable upon conversion, if any, have not been registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The issuance of common stock upon conversion, if any, is expected to be exempt from registration pursuant to Section 3(a)(9) of the Securities Act. This Current Report on Form 8-K (this “Form 8-K”) does not constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Notes were issued pursuant to the indenture, dated June 28, 2024 (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The terms of the Indenture were described in the Prior 8-K. The terms of the Notes are governed by the Indenture and have substantially the same terms as described in the Prior 8-K, including that the maximum number of shares of the Company’s common stock issuable per $1,000 aggregate principal amount of Notes (after increase for a make-whole fundamental change) is 37.8787, subject to adjustment as provided for in the Indenture.

The net proceeds from the offering of the Notes were approximately $36.2 million, after deducting fees and estimated expenses. Separately, the Company has entered into Additional Capped Call Transactions (as defined below). The Company used approximately $3.1 million of the net proceeds from this offering to pay the cost of the Additional Capped Call Transactions. The Company intends to use the remainder of the net proceeds from the offering for general corporate purposes.

Additional Capped Call Transactions

In connection with the Initial Purchasers’ exercise of their option to purchase additional Notes, the Company entered into additional capped call transactions (the “Additional Capped Call Transactions”) in the same form filed with, and on substantially the same terms as described, in the Prior 8-K. Collectively, the Additional Capped Call Transactions cover, initially, the number of shares of common stock initially underlying the Notes. The cost of the Additional Capped Call Transactions was approximately $3.1 million.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Form 8-K contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are often characterized by the use of words such as “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology. Forward-looking statements are only predictions based on our current expectations and our projections about future events. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements. All information set forth in this Form 8-K is as of the date of this Form 8-K. The Company undertakes no duty or obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or changes in its expectations or otherwise, except as may be required by applicable law, regulation or other competent legal authority.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of 2.250% Convertible Senior Note due 2029 (incorporated by reference to Exhibit 4.1 to the Prior 8-K)
10.1	Form of Capped Call Confirmation (incorporated by reference to Exhibit 10.1 to the Prior Form 8-K)
99.1	Form 8-K, filed June 28, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.

Date: July 8, 2024	By:	/s/ Ronen Faier
	Name:	Ronen Faier
	Title:	Chief Financial Officer